Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2020

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of April 24, 2020, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF First-Quarter 2020 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2020

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Three Months Ended March 31, 2020	4

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	5
Loss Ratio Detail	6
Loss Claim Count Detail	7
Quarterly Property Casualty Data – Commercial Lines	8
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	9
Loss and Loss Expense Analysis – Three Months Ended March 31, 2020	10

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	11
Quarterly Property Casualty Data – Commercial Lines	12
Quarterly Property Casualty Data – Personal Lines	13
Quarterly Property Casualty Data – Excess & Surplus Lines	14

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	15
The Cincinnati Life Insurance Company Statutory Statements of Income	16

Other
Quarterly Data – Other	17

CINF First-Quarter 2020 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.

•
Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

Other Measures

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.

CINF First-Quarter 2020 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2020

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,437	$—	$—	$—	$1,437
Life	—	—	85	—	—	85
Premiums ceded	—	(48)	(18)	—	—	(66)
Total earned premium	—	1,389	67	—	—	1,456
Investment income, net of expenses	19	107	39	—	—	165
Investment gains and losses, net	(621)	(1,072)	(32)	—	—	(1,725)
Fee revenues	—	3	—	—	—	3
Other revenues	4	1	—	1	(4)	2
Total revenues	$(598)	$428	$74	$1	$(4)	$(99)

Benefits & expenses
Losses & contract holders' benefits	$—	$934	$85	$—		$1,019
Reinsurance recoveries	—	(4)	(12)	—	—	(16)
Underwriting, acquisition and insurance expenses	—	438	18	—	—	456
Interest expense	13	—	—	—	—	13
Other operating expenses	8	—	—	1	(4)	5
Total expenses	$21	$1,368	$91	$1	$(4)	$1,477

Income (loss) before income taxes	$(619)	$(940)	$(17)	$—	$—	$(1,576)

Provision (benefit) for income taxes
Current operating income	$129	$228	$8	$—	$—	$365
Capital gains/losses	(130)	(225)	(7)	—	—	(362)
Deferred	(130)	(218)	(5)	—	—	(353)
Total benefit for income taxes	$(131)	$(215)	$(4)	$—	$—	$(350)

Net income (loss) - current year	$(488)	$(725)	$(13)	$—	$—	$(1,226)

Net income - prior year	$211	$473	$10	$1	$—	$695
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.

CINF First-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Consolidated
Current accident year losses greater than $5 million				$—	$14	$(1)	$14	$—		$14		$13		$27
Current accident year losses $1 million - $5 million				50	77	76	53	37		90		166		243
Large loss prior accident year reserve development				26	(4)	33	5	16		21		54		50
Total large losses incurred				$76	$87	$108	$72	$53		$125		$233		$320
Losses incurred but not reported				79	41	(24)	(14)	47		33		9		50
Other losses excluding catastrophe losses				496	512	566	547	493		1,039		1,606		2,118
Catastrophe losses				123	42	70	128	69		198		268		309
Total losses incurred				$774	$682	$720	$733	$662		$1,395		$2,116		$2,797
Commercial Lines
Current accident year losses greater than $5 million				$—	$14	$(1)	$14	$—		$14		$13		$27
Current accident year losses $1 million - $5 million				36	62	56	41	26		68		124		185
Large loss prior accident year reserve development				22	1	32	3	13		16		48		49
Total large losses incurred				$58	$77	$87	$58	$39		$98		$185		$261
Losses incurred but not reported				58	12	(22)	(7)	43		36		14		26
Other losses excluding catastrophe losses				298	302	314	320	286		605		919		1,222
Catastrophe losses				82	(9)	32	94	25		119		151		142
Total losses incurred				$496	$382	$411	$465	$393		$858		$1,269		$1,651
Personal Lines
Current accident year losses greater than $5 million				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $1 million - $5 million				12	11	20	10	10		19		39		51
Large loss prior accident year reserve development				5	(3)	(1)	1	2		3		2		(1)
Total large losses incurred				$17	$8	$19	$11	$12		$22		$41		$50
Losses incurred but not reported				24	17	—	(4)	4		—		(1)		17
Other losses excluding catastrophe losses				127	160	172	167	163		330		504		662
Catastrophe losses				38	33	23	34	45		79		101		135
Total losses incurred				$206	$218	$214	$208	$224		$431		$645		$864
Excess & Surplus Lines
Current accident year losses greater than $5 million				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $1 million - $5 million				2	4	—	2	1		3		3		7
Large loss prior accident year reserve development				(1)	(2)	2	1	1		2		4		2
Total large losses incurred				$1	$2	$2	$3	$2		$5		$7		$9
Losses incurred but not reported				(3)	12	(2)	(3)	—		(3)		(4)		7
Other losses excluding catastrophe losses				29	14	25	18	19		36		61		76
Catastrophe losses				1	1	1	—	—		1		1		2
Total losses incurred				$28	$29	$26	$18	$21		$39		$65		$94
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.

CINF First-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Consolidated
Current accident year losses greater than $5 million				—%	1.1%	(0.1)%	1.1%	—%		0.5%		0.3%		0.5%
Current accident year losses $1 million - $5 million				3.6	5.6	5.5	4.0	2.9		3.5		4.2		4.6
Large loss prior accident year reserve development				1.9	(0.4)	2.4	0.4	1.2		0.8		1.4		0.9
Total large loss ratio				5.5%	6.3%	7.8%	5.5%	4.1%		4.8%		5.9%		6.0%
Losses incurred but not reported				5.7	3.0	(1.8)	(1.1)	3.7		1.3		0.2		0.9
Other losses excluding catastrophe losses				35.6	37.3	41.2	41.6	38.9		40.2		40.5		39.7
Catastrophe losses				8.9	3.0	5.1	9.7	5.5		7.7		6.8		5.8
Total loss ratio				55.7%	49.6%	52.3%	55.7%	52.2%		54.0%		53.4%		52.4%
Commercial Lines
Current accident year losses greater than $5 million				—%	1.7%	(0.1)%	1.7%	—%		0.9%		0.5%		0.8%
Current accident year losses $1 million - $5 million				4.1	7.0	6.8	5.0	3.3		4.1		5.1		5.6
Large loss prior accident year reserve development				2.6	0.2	3.8	0.4	1.6		1.0		1.9		1.5
Total large loss ratio				6.7%	8.9%	10.5%	7.1%	4.9%		6.0%		7.5%		7.9%
Losses incurred but not reported				6.8	1.5	(2.6)	(0.9)	5.4		2.2		0.6		0.8
Other losses excluding catastrophe losses				34.5	35.4	37.6	38.9	35.1		37.0		37.2		36.7
Catastrophe losses				9.5	(1.0)	3.8	11.4	3.1		7.3		6.1		4.3
Total loss ratio				57.5%	44.8%	49.3%	56.5%	48.5%		52.5%		51.4%		49.7%
Personal Lines
Current accident year losses greater than $5 million				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $1 million - $5 million				3.5	3.5	5.4	2.8	2.8		2.8		3.7		3.6
Large loss prior accident year reserve development				1.3	(1.0)	(0.2)	0.3	0.6		0.4		0.2		(0.1)
Total large loss ratio				4.8%	2.5%	5.2%	3.1%	3.4%		3.2%		3.9%		3.5%
Losses incurred but not reported				6.6	5.1	(0.1)	(1.1)	1.0		(0.1)		(0.1)		1.2
Other losses excluding catastrophe losses				35.3	44.2	48.9	48.0	47.4		47.8		48.1		47.2
Catastrophe losses				10.5	9.4	6.4	9.7	13.1		11.4		9.7		9.6
Total loss ratio				57.2%	61.2%	60.4%	59.7%	64.9%		62.3%		61.6%		61.5%
Excess & Surplus Lines
Current accident year losses greater than $5 million				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $1 million - $5 million				2.6	5.4	—	3.0	1.6		2.4		1.5		2.5
Large loss prior accident year reserve development				(1.5)	(2.7)	2.7	1.5	1.2		1.3		1.8		0.6
Total large loss ratio				1.1%	2.7%	2.7%	4.5%	2.8%		3.7%		3.3%		3.1%
Losses incurred but not reported				(4.4)	14.4	(2.6)	(4.5)	0.8		(1.9)		(2.2)		2.4
Other losses excluding catastrophe losses				37.8	20.5	34.5	26.7	29.1		27.9		30.3		27.7
Catastrophe losses				0.9	0.4	1.0	0.5	0.2		0.3		0.6		0.5
Total loss ratio				35.4%	38.0%	35.6%	27.2%	32.9%		30.0%		32.0%		33.7%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.

CINF First-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Consolidated
Current accident year reported losses greater than $5 million				—	2	1	2	—		2		2		4
Current accident year reported losses $1 million - $5 million				27	39	35	31	19		50		88		137
Prior accident year reported losses on large losses				20	9	18	13	10		24		44		55
Non-Catastrophe reported losses on large losses total				47	50	54	46	29		76		134		196
Commercial Lines
Current accident year reported losses greater than $5 million				—	2	1	2	—		2		2		4
Current accident year reported losses $1 million - $5 million				17	27	27	23	12		35		64		100
Prior accident year reported losses on large losses				17	8	18	10	7		19		38		49
Non-Catastrophe reported losses on large losses total				34	37	46	35	19		56		104		153
Personal Lines
Current accident year reported losses greater than $5 million				—	—	—	—	—		—		—		—
Current accident year reported losses $1 million - $5 million				8	8	8	6	6		12		21		30
Prior accident year reported losses on large losses				3	1	—	1	2		3		3		4
Non-Catastrophe reported losses on large losses total				11	9	8	7	8		15		24		34
Excess & Surplus Lines
Current accident year reported losses greater than $5 million				—	—	—	—	—		—		—		—
Current accident year reported losses $1 million - $5 million				2	4	—	2	1		3		3		7
Prior accident year reported losses on large losses				—	—	—	2	1		2		3		2
Non-Catastrophe reported losses on large losses total				2	4	—	4	2		5		6		9
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Commercial casualty:
Written premiums				$341	$269	$263	$296	$303		$599		$862		$1,131
Year over year change %- written premium				13%	7%	5%	2%	6%		4%		4%		5%
Earned premiums				$289	$280	$277	$277	$268		$545		$822		$1,102
Current accident year before catastrophe losses				65.8%	67.5%	66.1%	67.4%	66.7%		67.0%		66.7%		66.9%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(1.6)	(4.8)	(2.9)	(9.3)	(11.5)		(10.3)		(7.8)		(7.1)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				64.2%	62.7%	63.2%	58.1%	55.2%		56.7%		58.9%		59.8%
Commercial property:
Written premiums				$261	$246	$245	$247	$247		$494		$739		$985
Year over year change %- written premium				6%	10%	6%	3%	4%		3%		4%		6%
Earned premiums				$249	$249	$241	$234	$234		$468		$709		$958
Current accident year before catastrophe losses				47.8%	50.3%	49.4%	49.0%	51.5%		50.3%		50.0%		50.1%
Current accident year catastrophe losses				34.2	0.2	15.0	43.5	13.8		28.6		24.0		17.8
Prior accident years before catastrophe losses				0.7	(1.3)	(1.1)	0.8	1.9		1.3		0.5		0.1
Prior accident years catastrophe losses				(1.1)	(2.6)	(1.9)	(3.6)	(2.6)		(3.0)		(2.7)		(2.7)
Total loss and loss expense ratio				81.6%	46.6%	61.4%	89.7%	64.6%		77.2%		71.8%		65.3%
Commercial auto:
Written premiums				$208	$175	$176	$196	$188		$384		$560		$735
Year over year change %- written premium				11%	7%	10%	8%	6%		7%		8%		8%
Earned premiums				$185	$183	$179	$175	$170		$345		$524		$707
Current accident year before catastrophe losses				70.9%	68.1%	67.8%	70.5%	74.5%		72.5%		70.9%		70.2%
Current accident year catastrophe losses				1.2	(0.3)	1.5	1.4	0.3		0.9		1.1		0.7
Prior accident years before catastrophe losses				3.3	0.7	1.7	1.0	(6.7)		(2.9)		(1.3)		(0.8)
Prior accident years catastrophe losses				(0.2)	—	(0.1)	—	—		—		(0.1)		—
Total loss and loss expense ratio				75.2%	68.5%	70.9%	72.9%	68.1%		70.5%		70.6%		70.1%
Workers' compensation:
Written premiums				$92	$63	$62	$75	$94		$169		$231		$294
Year over year change %- written premium				(2)%	(6)%	(6)%	(10)%	(1)%		(5)%		(5)%		(5)%
Earned premiums				$75	$76	$73	$74	$77		$151		$224		$300
Current accident year before catastrophe losses				81.1%	85.4%	81.1%	78.0%	78.8%		78.4%		79.3%		80.8%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(9.8)	(20.1)	(27.0)	(35.9)	(20.1)		(27.9)		(27.7)		(25.7)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				71.3%	65.3%	54.1%	42.1%	58.7%		50.5%		51.6%		55.1%
Other commercial:
Written premiums				$70	$66	$70	$65	$64		$129		$199		$265
Year over year change %- written premium				9%	16%	8%	10%	10%		10%		9%		10%
Earned premiums				$65	$64	$64	$63	$61		$124		$188		$252
Current accident year before catastrophe losses				39.1%	38.2%	34.3%	33.7%	38.0%		35.8%		35.4%		36.0%
Current accident year catastrophe losses				0.1	0.1	(0.2)	0.3	0.4		0.3		0.1		0.1
Prior accident years before catastrophe losses				1.7	(3.3)	(2.1)	(1.9)	(4.1)		(3.0)		(2.7)		(2.8)
Prior accident years catastrophe losses				0.2	(0.3)	0.8	—	0.2		0.1		0.3		0.2
Total loss and loss expense ratio				41.1%	34.7%	32.8%	32.1%	34.5%		33.2%		33.1%		33.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Personal auto:
Written premiums				$137	$141	$166	$173	$140		$313		$479		$620
Year over year change %- written premium				(2)%	—%	(2)%	—%	—%		—%		—%		—%
Earned premiums				$154	$155	$156	$155	$155		$310		$466		$621
Current accident year before catastrophe losses				69.4%	70.8%	70.2%	73.8%	76.2%		75.0%		73.4%		72.7%
Current accident year catastrophe losses				2.1	0.4	1.2	1.8	0.5		1.1		1.1		1.0
Prior accident years before catastrophe losses				(8.1)	(1.7)	(2.0)	(9.4)	(3.3)		(6.3)		(4.9)		(4.1)
Prior accident years catastrophe losses				(0.4)	—	(0.1)	(0.2)	—		(0.1)		(0.1)		(0.1)
Total loss and loss expense ratio				63.0%	69.5%	69.3%	66.0%	73.4%		69.7%		69.5%		69.5%
Homeowner:
Written premiums				$140	$152	$173	$176	$130		$306		$479		$631
Year over year change %- written premium				8%	8%	7%	8%	7%		8%		7%		7%
Earned premiums				$159	$157	$154	$149	$147		$296		$450		$607
Current accident year before catastrophe losses				53.5%	55.7%	60.9%	53.1%	51.9%		52.5%		55.3%		55.5%
Current accident year catastrophe losses				23.8	21.7	14.0	22.6	23.2		22.9		19.9		20.3
Prior accident years before catastrophe losses				(8.7)	(2.2)	1.0	4.5	2.0		3.3		2.5		1.3
Prior accident years catastrophe losses				(2.3)	(0.5)	(0.8)	(2.2)	5.7		1.7		0.9		0.5
Total loss and loss expense ratio				66.3%	74.7%	75.1%	78.0%	82.8%		80.4%		78.6%		77.6%
Other personal:
Written premiums				$42	$43	$49	$53	$39		$92		$141		$184
Year over year change %- written premium				8%	5%	7%	15%	10%		13%		11%		10%
Earned premiums				$46	$46	$44	$44	$42		$86		$130		$176
Current accident year before catastrophe losses				50.5%	60.9%	51.4%	51.5%	33.6%		42.7%		45.7%		49.6%
Current accident year catastrophe losses				4.6	2.9	4.3	4.7	5.6		5.1		4.8		4.3
Prior accident years before catastrophe losses				6.3	(5.9)	(6.4)	(7.7)	(6.1)		(6.9)		(6.7)		(6.5)
Prior accident years catastrophe losses				(0.6)	(0.5)	(0.7)	0.4	0.1		0.2		(0.1)		(0.2)
Total loss and loss expense ratio				60.8%	57.4%	48.6%	48.9%	33.2%		41.1%		43.7%		47.2%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Excess & Surplus:
Written premiums				$85	$80	$74	$78	$71		$149		$223		$303
Year over year change %- written premium				20%	23%	25%	22%	16%		19%		21%		22%
Earned premiums				$78	$76	$72	$67	$63		$130		$202		$278
Current accident year before catastrophe losses				55.7%	54.3%	57.6%	50.8%	55.5%		53.1%		54.7%		54.6%
Current accident year catastrophe losses				0.5	—	0.6	0.7	0.3		0.5		0.5		0.4
Prior accident years before catastrophe losses				0.7	(0.4)	(6.0)	(6.2)	(4.2)		(5.2)		(5.5)		(4.1)
Prior accident years catastrophe losses				0.5	0.5	0.5	(0.2)	(0.1)		(0.1)		0.1		0.2
Total loss and loss expense ratio				57.4%	54.4%	52.7%	45.1%	51.5%		48.3%		49.8%		51.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended March 31, 2020
Commercial casualty	$113	$45	$158	$14	$1	$11	$26	$127	$1	$56	$184
Commercial property	188	18	206	(36)	40	(3)	1	152	40	15	207
Commercial auto	109	26	135	(12)	24	(8)	4	97	24	18	139
Workers' compensation	41	10	51	(3)	6	(1)	2	38	6	9	53
Other commercial	23	4	27	(11)	4	9	2	12	4	13	29
Total commercial lines	474	103	577	(48)	75	8	35	426	75	111	612

Personal auto	87	26	113	(7)	4	(11)	(14)	80	4	15	99
Homeowners	73	12	85	(3)	26	(3)	20	70	26	9	105
Other personal	15	2	17	4	7	—	11	19	7	2	28
Total personal lines	175	40	215	(6)	37	(14)	17	169	37	26	232

Excess & surplus lines	24	9	33	10	(3)	8	15	34	(3)	17	48
Other	42	2	44	(5)	3	—	(2)	37	3	2	42
Total property casualty	$715	$154	$869	$(49)	$112	$2	$65	$666	$112	$156	$934

Ceded loss and loss expense incurred for the three months ended March 31, 2020
Commercial casualty	$(1)	$—	$(1)	$1	$—	$—	$1	$—	$—	$—	$—
Commercial property	44	—	44	(40)	(1)	—	(41)	4	(1)	—	3
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	4	—	4	(2)	(1)	(1)	(4)	2	(1)	(1)	—
Other commercial	1	—	1	—	—	—	—	1	—	—	1
Total commercial lines	48	—	48	(41)	(2)	(1)	(44)	7	(2)	(1)	4

Personal auto	1	—	1	2	(1)	—	1	3	(1)	—	2
Homeowners	1	—	1	(2)	—	—	(2)	(1)	—	—	(1)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	2	—	2	—	(1)	—	(1)	2	(1)	—	1

Excess & surplus lines	1	—	1	1	1	—	2	2	1	—	3
Other	1	—	1	(1)	(4)	—	(5)	—	(4)	—	(4)
Total property casualty	$52	$—	$52	$(41)	$(6)	$(1)	$(48)	$11	$(6)	$(1)	$4

Net loss and loss expense incurred for the three months ended March 31, 2020
Commercial casualty	$114	$45	$159	$13	$1	$11	$25	$127	$1	$56	$184
Commercial property	144	18	162	4	41	(3)	42	148	41	15	204
Commercial auto	109	26	135	(12)	24	(8)	4	97	24	18	139
Workers' compensation	37	10	47	(1)	7	—	6	36	7	10	53
Other commercial	22	4	26	(11)	4	9	2	11	4	13	28
Total commercial lines	426	103	529	(7)	77	9	79	419	77	112	608

Personal auto	86	26	112	(9)	5	(11)	(15)	77	5	15	97
Homeowners	72	12	84	(1)	26	(3)	22	71	26	9	106
Other personal	15	2	17	4	7	—	11	19	7	2	28
Total personal lines	173	40	213	(6)	38	(14)	18	167	38	26	231

Excess & surplus lines	23	9	32	9	(4)	8	13	32	(4)	17	45
Other	41	2	43	(4)	7	—	3	37	7	2	46
Total property casualty	$663	$154	$817	$(8)	$118	$3	$113	$655	$118	$157	$930

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.

CINF First-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Premiums
Agency renewal written premiums				$1,198	$1,084	$1,119	$1,186	$1,130		$2,316		$3,435		$4,519
Agency new business written premiums				215	193	192	212	181		393		585		778
Other written premiums				105	31	40	78	70		148		188		219
Net written premiums				$1,518	$1,308	$1,351	$1,476	$1,381		$2,857		$4,208		$5,516
Unearned premium change				(129)	66	25	(159)	(114)		(273)		(248)		(182)
Earned premiums				$1,389	$1,374	$1,376	$1,317	$1,267		$2,584		$3,960		$5,334
Year over year change %
Agency renewal written premiums				6%	5%	3%	3%	4%		4%		3%		4%
Agency new business written premiums				19	22	25	17	14		16		18		19
Other written premiums				50	nm	nm	333	338		335		395		nm
Net written premiums				10	11	8	9	10		10		9		10
Paid losses and loss expenses
Losses paid				$663	$677	$703	$677	$692		$1,369		$2,072		$2,748
Loss expenses paid				154	131	127	121	132		253		380		512
Loss and loss expenses paid				$817	$808	$830	$798	$824		$1,622		$2,452		$3,260
Incurred losses and loss expenses
Loss and loss expense incurred				$930	$835	$864	$863	$790		$1,653		$2,517		$3,352
Loss and loss expenses paid as a % of incurred				87.7%	96.8%	96.1%	92.5%	104.3%		98.1%		97.4%		97.3%
Statutory combined ratio
Loss ratio				56.1%	49.6%	52.1%	55.7%	52.5%		54.1%		53.4%		52.5%
Loss adjustment expense ratio				11.3	11.3	11.0	9.9	10.1		10.1		10.4		10.6
Net underwriting expense ratio				29.2	32.1	31.2	29.3	28.9		29.1		29.8		30.3
US Statutory combined ratio				96.6%	93.0%	94.3%	94.9%	91.5%		93.3%		93.6%		93.4%
Contribution from catastrophe losses				9.1	3.3	5.3	10.0	5.8		7.9		7.1		6.0
Statutory combined ratio excl. catastrophe losses				87.5%	89.7%	89.0%	84.9%	85.7%		85.4%		86.5%		87.4%
GAAP combined ratio
GAAP combined ratio				98.5%	91.6%	94.2%	96.5%	93.0%		94.8%		94.6%		93.8%
Contribution from catastrophe losses				9.1	3.3	5.3	10.0	5.8		7.9		7.1		6.0
GAAP combined ratio excl. catastrophe losses				89.4%	88.3%	88.9%	86.5%	87.2%		86.9%		87.5%		87.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory ratios exclude the results of Cincinnati Global, which was acquired on February 28, 2019.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.

CINF First-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Premiums
Agency renewal written premiums				$842	$719	$713	$767	$799		$1,566		$2,279		$2,998
Agency new business written premiums				154	129	124	137	120		257		381		510
Other written premiums				(24)	(29)	(21)	(25)	(23)		(48)		(69)		(98)
Net written premiums				$972	$819	$816	$879	$896		$1,775		$2,591		$3,410
Unearned premium change				(109)	33	18	(56)	(86)		(142)		(124)		(91)
Earned premiums				$863	$852	$834	$823	$810		$1,633		$2,467		$3,319
Year over year change %
Agency renewal written premiums				5%	4%	2%	1%	4%		2%		2%		2%
Agency new business written premiums				28	28	32	16	15		16		21		22
Other written premiums				(4)	15	5	(25)	(10)		(17)		(10)		(1)
Net written premiums				8	8	5	3	5		4		4		5
Paid losses and loss expenses
Losses paid				$426	$418	$417	$394	$436		$830		$1,247		$1,665
Loss expenses paid				103	91	89	85	92		178		266		358
Loss and loss expenses paid				$529	$509	$506	$479	$528		$1,008		$1,513		$2,023
Incurred losses and loss expenses
Loss and loss expense incurred				$608	$489	$510	$550	$481		$1,031		$1,541		$2,030
Loss and loss expenses paid as a % of incurred				87.0%	104.1%	99.2%	87.1%	109.8%		97.8%		98.2%		99.7%
Statutory combined ratio
Loss ratio				57.5%	44.8%	49.3%	56.5%	48.5%		52.5%		51.5%		49.7%
Loss adjustment expense ratio				12.9	12.6	11.9	10.3	10.9		10.6		11.0		11.5
Net underwriting expense ratio				28.9	32.8	32.7	30.2	28.9		29.6		30.6		31.1
Statutory combined ratio				99.3%	90.2%	93.9%	97.0%	88.3%		92.7%		93.1%		92.3%
Contribution from catastrophe losses				9.8	(0.7)	4.1	11.7	3.3		7.5		6.4		4.5
Statutory combined ratio excl. catastrophe losses				89.5%	90.9%	89.8%	85.3%	85.0%		85.2%		86.7%		87.8%
GAAP combined ratio
GAAP combined ratio				102.5%	88.8%	93.4%	98.6%	90.8%		94.7%		94.3%		92.9%
Contribution from catastrophe losses				9.8	(0.7)	4.1	11.7	3.3		7.5		6.4		4.5
GAAP combined ratio excl. catastrophe losses				92.7%	89.5%	89.3%	86.9%	87.5%		87.2%		87.9%		88.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Premiums
Agency renewal written premiums				$294	$309	$356	$365	$282		$647		$1,003		$1,312
Agency new business written premiums				34	36	40	47	35		82		122		158
Other written premiums				(9)	(9)	(8)	(10)	(8)		(18)		(26)		(35)
Net written premiums				$319	$336	$388	$402	$309		$711		$1,099		$1,435
Unearned premium change				40	22	(34)	(54)	35		(19)		(53)		(31)
Earned premiums				$359	$358	$354	$348	$344		$692		$1,046		$1,404
Year over year change %
Agency renewal written premiums				4%	5%	4%	7%	7%		7%		6%		6%
Agency new business written premiums				(3)	(5)	(5)	2	(10)		(4)		(4)		(4)
Other written premiums				(13)	(13)	(14)	(43)	(33)		(38)		(30)		(25)
Net written premiums				3	4	3	6	4		5		4		4
Paid losses and loss expenses
Losses paid				$173	$205	$221	$217	$209		$426		$647		$850
Loss expenses paid				40	29	29	27	31		58		87		116
Loss and loss expenses paid				$213	$234	$250	$244	$240		$484		$734		$966
Incurred losses and loss expenses
Loss and loss expense incurred				$231	$251	$244	$240	$250		$490		$734		$985
Loss and loss expenses paid as a % of incurred				92.2%	93.2%	102.0%	101.7%	96.0%		98.8%		100.0%		98.1%
Statutory combined ratio
Loss ratio				57.2%	61.2%	60.4%	59.7%	64.9%		62.3%		61.6%		61.5%
Loss adjustment expense ratio				6.9	9.0	8.8	9.2	7.6		8.4		8.5		8.7
Net underwriting expense ratio				32.1	30.7	28.2	27.3	30.7		28.8		28.6		29.1
Statutory combined ratio				96.2%	100.9%	97.4%	96.2%	103.2%		99.5%		98.7%		99.3%
Contribution from catastrophe losses				10.7	9.7	6.7	10.0	13.3		11.6		10.0		9.9
Statutory combined ratio excl. catastrophe losses				85.5%	91.2%	90.7%	86.2%	89.9%		87.9%		88.7%		89.4%
GAAP combined ratio
GAAP combined ratio				94.3%	99.3%	99.6%	98.9%	101.3%		100.1%		99.9%		99.8%
Contribution from catastrophe losses				10.7	9.7	6.7	10.0	13.3		11.6		10.0		9.9
GAAP combined ratio excl. catastrophe losses				83.6%	89.6%	92.9%	88.9%	88.0%		88.5%		89.9%		89.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Premiums
Agency renewal written premiums				$62	$56	$50	$54	$49		$103		$153		$209
Agency new business written premiums				27	28	28	28	26		54		82		110
Other written premiums				(4)	(4)	(4)	(4)	(4)		(8)		(12)		(16)
Net written premiums				$85	$80	$74	$78	$71		$149		$223		$303
Unearned premium change				(7)	(4)	(2)	(11)	(8)		(19)		(21)		(25)
Earned premiums				$78	$76	$72	$67	$63		$130		$202		$278
Year over year change %
Agency renewal written premiums				27%	12%	14%	8%	2%		5%		8%		9%
Agency new business written premiums				4	47	56	65	63		64		61		57
Other written premiums				—	—	(33)	(33)	(33)		(33)		(33)		(23)
Net written premiums				20	23	25	22	16		19		21		22
Paid losses and loss expenses
Losses paid				$23	$14	$16	$10	$18		$28		$43		$57
Loss expenses paid				9	9	8	7	8		15		23		33
Loss and loss expenses paid				$32	$23	$24	$17	$26		$43		$66		$90
Incurred losses and loss expenses
Loss and loss expense incurred				$45	$41	$39	$29	$33		$62		$101		$142
Loss and loss expenses paid as a % of incurred				71.1%	56.1%	63.2%	53.5%	78.8%		68.8%		65.3%		63.4%
Statutory combined ratio
Loss ratio				35.4%	38.0%	35.6%	27.2%	32.9%		30.0%		32.0%		33.7%
Loss adjustment expense ratio				22.0	16.4	17.1	17.9	18.6		18.3		17.9		17.4
Net underwriting expense ratio				28.8	29.1	29.6	28.5	28.5		28.4		28.8		28.9
Statutory combined ratio				86.2%	83.5%	82.3%	73.6%	80.0%		76.7%		78.7%		80.0%
Contribution from catastrophe losses				1.0	0.5	1.1	0.5	0.2		0.4		0.6		0.6
Statutory combined ratio excl. catastrophe losses				85.2%	83.0%	81.2%	73.1%	79.8%		76.3%		78.1%		79.4%
GAAP combined ratio
GAAP combined ratio				89.1%	82.9%	83.2%	76.1%	83.5%		79.7%		80.9%		81.5%
Contribution from catastrophe losses				1.0	0.5	1.1	0.5	0.2		0.4		0.6		0.6
GAAP combined ratio excl. catastrophe losses				88.1%	82.4%	82.1%	75.6%	83.3%		79.3%		80.3%		80.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2020 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2020	2019	Change	% Change
Underwriting income
Net premiums written	$1,481	$1,361	$120	9
Unearned premium change	119	104	15	14
Earned premiums	$1,362	$1,257	$105	8

Losses incurred	$764	$660	$104	16
Defense and cost containment expenses incurred	81	72	9	13
Adjusting and other expenses incurred	74	55	19	35
Other underwriting expenses incurred	430	390	40	10
Workers compensation dividend incurred	3	3	—	—
Total underwriting deductions	$1,352	$1,180	$172	15

Net underwriting profit	$10	$77	$(67)	(87)

Investment income
Gross investment income earned	$105	$102	$3	3
Net investment income earned	103	100	3	3
Net realized capital gains and losses, net	(46)	3	(49)	nm
Net investment gains (net of tax)	$57	$103	$(46)	(45)

Other income	$2	$2	$—	—

Net income before federal income taxes	$69	$182	$(113)	(62)
Federal and foreign income taxes incurred	5	24	(19)	(79)
Net income (statutory)	$64	$158	$(94)	(59)

Policyholders' surplus - statutory	$4,740	$5,169	$(429)	(8)

Fixed maturities at amortized cost - statutory	$7,346	$7,172	$174	2
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2020 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2020	2019	Change	% Change
Net premiums written	$77	$72	$5	7
Net investment income	43	39	4	10
Amortization of interest maintenance reserve	—	1	(1)	(100)
Commissions and expense allowances on reinsurance ceded	1	1	—	—
Income from fees associated with separate accounts	—	1	(1)	(100)
Total revenues	$121	$114	$7	6

Death benefits and matured endowments	$31	$33	$(2)	(6)
Annuity benefits	22	24	(2)	(8)
Disability benefits and benefits under accident and health contracts	1	1	—	—
Surrender benefits and group conversions	6	5	1	20
Interest and adjustments on deposit-type contract funds	2	2	—	—
Increase in aggregate reserves for life and accident and health contracts	21	24	(3)	(13)
Total benefit expenses	$83	$89	$(6)	(7)

Commissions	$13	$13	$—	—
General insurance expenses and taxes	13	13	—	—
Increase in loading on deferred and uncollected premiums	8	—	8	nm
Net transfers from separate accounts	—	(1)	1	(100)
Total underwriting expenses	$34	$25	$9	36

Federal and foreign income taxes incurred	1	1	—	—

Net gain (loss) from operations before capital gains and losses	$3	$(1)	$4	nm

Gains and losses net of capital gains tax, net	(33)	—	(33)	nm

Net loss (statutory)	$(30)	$(1)	$(29)	nm

Policyholders' surplus - statutory	$201	$187	$14	7

Fixed maturities at amortized cost - statutory	3,468	3,361	107	3
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2020 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Cincinnati Re:
Written premiums				$105	$36	$35	$73	$84		$157		$192		$228
Year over year change %- written premium				25%	29%	(3)%	52%	83%		67%		48%		44%
Earned premiums				$62	$50	$48	$46	$40		$86		$134		$184
Current accident year before catastrophe losses				47.6%	43.9%	55.6%	51.3%	54.3%		52.7%		53.7%		51.1%
Current accident year catastrophe losses				—	20.5	17.3	—	—		—		6.3		10.1
Prior accident years before catastrophe losses				3.1	2.2	1.2	(3.7)	6.2		0.9		1.0		1.3
Prior accident years catastrophe losses				6.3	0.2	(7.9)	8.7	(0.3)		4.5		—		0.1
Total loss and loss expense ratio				57.0%	66.8%	66.2%	56.3%	60.2%		58.1%		61.0%		62.6%

Cincinnati Global:
Written premiums				$37	$37	$38	$44	$21		$65		$103		$140
Year over year change %- written premium				76%
Earned premiums				$27	$38	$68	$33	$10		$43		$111		$149
Current accident year before catastrophe losses				63.7%	39.6%	44.6%	75.5%	103.9%		82.6%		59.3%		54.3%
Current accident year catastrophe losses				—	4.8	19.4	9.8	—		7.3		14.7		12.2
Prior accident years before catastrophe losses				(19.5)	(0.2)	(2.9)	(8.5)	(84.0)		(27.3)		(12.3)		(9.2)
Prior accident years catastrophe losses				(3.2)	9.1	(4.2)	(22.5)	4.3		(15.8)		(8.7)		(4.2)
Total loss and loss expense ratio				41.0%	53.3%	56.9%	54.3%	24.2%		46.8%		53.0%		53.1%

Noninsurance operations:
Interest and fees on loans and leases				$1	$1	$1	$1	$2		$3		$4		$5
Other revenue				1	1	2	1	—		1		3		4
Interest expense				13	13	14	13	13		26		40		53
Operating expenses				5	6	5	4	8		12		17		23
Total noninsurance operations loss				$(16)	$(17)	$(16)	$(15)	$(19)		$(34)		$(50)	—	$(67)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*Cincinnati Global was acquired on February 28, 2019. Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.

CINF First-Quarter 2020 Supplemental Financial Data